DEBT	9 Months Ended
Sep. 30, 2013
Debt Disclosure [Abstract]
DEBT
DEBT

In the nine months ended September 30, 2013, the Company sold its full holding of the Windsor Petroleum Transport Corporation 7.84% Term Notes (the "Term Notes"), with maturity in January 2021, for net proceeds of $19.8 million. The difference of $12.2 million between the adjusted nominal value of $32.0 million and the net proceeds is recorded as a discount on issuance of debt as a reduction of debt and is being amortized to interest expense over the period of the Term Notes.

The conversion price of the Company's convertible bonds at September 30, 2013 and December 31, 2012 was $36.5567.

Assets pledged

(in thousands of $)	2013	2012
Vessels, net, held in ITCL	267,758	280,929
Restricted cash and investments	59,236	86,280